                                   [GRAPHIC]

                       Annual Report September 30, 2001

Oppenheimer
International Bond Fund

[LOGO] OppenheimerFunds(R)
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REPORT HIGHLIGHTS
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Fund Objective
Oppenheimer International Bond Fund seeks total return. As a secondary objective, the Fund seeks income when consistent with total return.

   CONTENTS

 1 Letter to Shareholders

 3 An Interview with Your Fund's Managers

 8 Fund Performance

14 Financial Statements

41 Independent Auditors' Report

42 Federal Income Tax Information

43 Officers and Trustees

Average Annual Total Returns*

           For the 1-Year Period
           Ended 9/30/01

           Without           With
           Sales Chg.        Sales Chg.
-----------------------------------------
Class A    1.40%             -3.42%
-----------------------------------------
Class B    0.85              -3.87
-----------------------------------------
Class C    0.85              -0.09

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 12 for further details.

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO]

John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.

Dear Shareholder,

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.

   The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the ninth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.

   During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.

   It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.

   As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.


1 | OPPENHEIMER INTERNATIONAL BOND FUND
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--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

   To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund," the "Lumina Foundation for Education--Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.

   At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
October 19, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


2 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

 [PHOTO]

Portfolio Management Team (l to r)
Art Steinmetz
Ruggiero de'Rossi

How did Oppenheimer International Bond Fund perform over the 12-month period that ended September 30, 2001?

A. The Fund's returns lagged behind those of its peer group average, the Lipper International Income Index,/1/ in a highly volatile investment environment for international bonds. In the developed markets of Europe and Japan, the benefits of lower interest rates were more than offset by adverse currency effects, caused by the persistent strength of the U.S. dollar relative to other major currencies, including the euro and the yen. As a result, while many of the Fund's developed-market bonds provided positive returns in local currency terms, the effects of adverse currency movements eroded those returns for U.S. investors.

   In the emerging markets, bond market performance was hindered by credit-related concerns caused by a slowdown in many global economies, as well as the financial crisis in Argentina.

   In addition, virtually all of the world's bond markets were adversely affected in the aftermath of the September 11 terrorist attacks on New York's World Trade Center and the Pentagon in Washington D.C.

How was the Fund managed in this challenging market environment?

During the first several months of the reporting period, the Fund performed respectably in both the developed and emerging markets. In that relatively favorable investment climate, we



1. The Lipper International Income Index includes funds that state in their prospectuses that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness.Additionally, the Index's returns do not consider sales charge. It is unmanaged and cannot be purchased directly by investors.


3 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

While recent market volatility has been unsettling, we believe that it has created attractive values in emerging-and developed-market bonds.

gradually increased our holdings of foreign government bonds, especially those from European issuers. While we made few changes to our emerging markets holdings during the early part of the reporting period, we generally avoided markets that we considered to be credit risks to the Fund.

   However, when the U.S. economy began to deteriorate near year-end 2000, we began shifting the Fund to a more defensive posture. This shift included an upgrade in the overall credit quality of the Fund's portfolio, a move designed to help reduce the Fund's exposure to credit risk. As part of that strategy, we reduced the portfolio's participation in markets we considered to be on the risky side, especially Argentina, with its worsening financial crisis, and Brazil, Argentina's neighbor. One notable exception to this regional strategy was Mexico, where we invested a larger portion of the Fund's assets because of Mexico's inherent stability as a neighbor and key trading partner of the United States.

   Overall though, the Fund's portfolio remains weighted below its benchmark in emerging markets issuers and above its benchmark in developing markets issuers.

What happened in Argentina and how did it affect the Fund?

Argentina's economy has been battered recently by high levels of debt, low levels of growth and rising interest rates. With too much of the nation's taxes going to pay interest on its debt, there has not been enough money left over to pay the country's bills. This combination of economic forces has created a vicious


4 | OPPENHEIMER INTERNATIONAL BOND FUND

Average Annual
Total Returns

For the Periods Ended 9/30/01/2/

Class A              Since
1-Year    5-Year     Inception
------------------------------
-3.42%    2.53%      5.68%

Class B              Since
1-Year    5-Year     Inception
------------------------------
-3.87%    2.52%      5.73%

Class C              Since
1-Year    5-Year     Inception
------------------------------
-0.09%    2.79%      5.69%

Class N              Since
1-Year    5-Year     Inception
------------------------------
N/A       N/A        -3.82%

Standardized Yields/3/

For the 30-Day Period
Ended 9/30/01

Class A              5.30%
---------------------------
Class B              4.80
---------------------------
Class C              4.79
---------------------------
Class N              5.55
---------------------------

cycle: more government borrowing causes interest rates to rise, which increases the country's interest expenses, which requires more borrowing. Until that cycle is broken through a resumption of local economic growth or international debt relief, Argentina's problems may escalate.

   While Argentina's financial crisis caused its bond prices to plummet, we believe that there is little chance that the crisis will spread to other Latin American nations, with the exception of Brazil. That's because many Latin American economies are more closely tied to the United States than they are to each other's.

   Of course, in this environment, our Argentine bond holdings hurt the Fund's performance. However, as the crisis worsened, we gradually sold these holdings, and by the end of the period, the Fund held virtually no Argentine government bonds.

Where are you currently finding the most compelling opportunities?

In the wake of the tragic events of September 11, we believe that some emerging-market bonds currently represent attractive values. Even before the terrorist attacks, emerging market bonds were hard hit by investors' concerns about the global economic slowdown. In Asia, for example, many Korean bonds are attractively priced in our opinion, despite a relatively strong economy characterized by good overall credit quality. We also like bonds from certain Eastern European countries which are experiencing solid growth due to the establishment of factories and other facilities by Western European companies.


2. See Notes on page 12 for further details.
3. Standardized yield is based on net investment income for the 30-day period ended September 30, 2001. Falling share prices will tend to artificially raise yields.


5 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

What is your outlook for the near future?

We remain cautious over the near term and optimistic over the longer term. We believe the tragic events of September 11 caused temporary disruptions in the global bond markets. The Federal Reserve Board has injected considerable amounts of liquidity into the banking system in an effort to stimulate economic growth and ensure the continued good health of the world's financial markets. The increased liquidity caused short-term bond yields to fall and long-term yields to rise in the U.S. markets. This phenomenon, known as a steepening yield curve, has historically been a precursor of greater economic growth. While the terrorist attacks may prolong the current period of economic weakness by a quarter or two, we do not believe that these events have eradicated the chances for a recovery. When economic growth resumes in the United States, we believe that improvement in other economies throughout the world will follow.

   Nonetheless, we are currently maintaining the Fund's defensive posture, a stance likely to remain in place until we see signs of global economic improvement. In the meantime, we believe that our investments in carefully selected emerging markets will continue to earn attractive yields, and that our developed-market investments are likely to benefit as the U.S. dollar weakens relative to the euro, yen and deutsche mark.


6 | OPPENHEIMER INTERNATIONAL BOND FUND

Regional Allocation/4/

[CHART]

Europe          35.0%
U.S./Canada     23.6
Latin America   17.5
Asia             9.9
Emerging Europe  7.8
Middle East/
Africa           4.4
Supranational    1.8

   We continue to urge our shareholders to maintain a long-term perspective despite the international bond markets' near-term weakness. While recent volatility has been unsettling, we believe that it has given rise to attractive opportunities for long-term investors who have the patience and discipline to wait for better economic times. In fact, exercising patience and discipline is not just a hallmark of successful investing--it is also a key factor of what makes Oppenheimer International Bond Fund part of The Right Way to Invest.

Top Ten Country Holdings/4/
-------------------------------------------------------
United States                                    20.8%
-------------------------------------------------------
Germany                                          16.4
-------------------------------------------------------
Korea, Republic of (South)                        5.5
-------------------------------------------------------
Brazil                                            5.1
-------------------------------------------------------
Austria                                           4.1
-------------------------------------------------------
Mexico                                            3.9
-------------------------------------------------------
Russia                                            3.6
-------------------------------------------------------
France                                            3.3
-------------------------------------------------------
Belgium                                           2.9
-------------------------------------------------------
Canada                                            2.8
-------------------------------------------------------

4. Portfolio is subject to change. Percentages are as of September 30, 2001, and are based on total market value of investments.


7 | OPPENHEIMER INTERNATIONAL BOND FUND

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FUND PERFORMANCE
--------------------------------------------------------------------------------

How Has the Fund Performed?

Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended September 30, 2001, Oppenheimer International Bond Fund's performance was strongly influenced by worsening economic conditions in both developed and emerging markets, as well as by the economic effects of the September 11 terrorist attacks on the United States. In the developed markets of Europe and Japan, the strength of the U.S. dollar relative to local and regional currencies has offset the benefits of lower interest rates, eroding returns for U.S. investors. In the emerging markets of Asia, Latin America, Eastern Europe, Africa and the Middle East, credit-related concerns stemming from the global economic slowdown have hurt bond prices. This has been especially true in Latin America, where Argentina's financial crisis has created concerns that it may be unable to meet its debt obligations. In this challenging investment climate, the portfolio managers have attempted to establish a more defensive position for the Fund.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund from the inception date of June 15, 1995 until September 30, 2001. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information on Class N shares is shown in graphic form. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

   The performance of each class of the Fund's shares is compared to two indices because the Fund invests in debt securities


8 | OPPENHEIMER INTERNATIONAL BOND FUND
issued by governments in both developed countries and emerging market countries and in debt securities issued by companies located in those countries. In the Manager's view, no single index adequately combines both types of investments.

   Performance is compared to the Salomon Brothers Non-U.S. Dollar World Government Bond Index, a subset of the Salomon Brothers World Government Bond Index. The Salomon Brothers Non-U.S. Dollar World Government Bond Index is a market capitalization weighted benchmark that tracks the performance of 13 government bond markets including Australia, Canada, Japan and 10 European countries. Thus, the index does not reflect the performance of the fixed income markets in either the United States or in any emerging market countries. In addition, it is comprised of only government bonds and does not reflect the performance of corporate bonds.

   Performance is also compared to the Salomon Brothers Brady Bond Index, which provides a total return benchmark for emerging market country bonds. It is designed to allow direct comparison of the developing country debt market with other markets. A Brady Bond is a bond that is exchanged for debt or new money under the debt-restructuring program initiated in 1990 by the U.S. Department of the Treasury.

   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. Indices may not be purchased directly by investors and their performance does not depict or predict actual Fund performance. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the indices.


9 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [CHART]

             Oppenheimer International         Salomon Brothers Non-U.S.        Salomon Brothers
                Bond Fund (Class A)       Dollar World Government Bond Index    Brady Bond Index
 6/15/95               9,525                           10,000                        10,000
 6/30/95               9,570                           10,050                        10,225
 9/30/95              10,185                            9,806                        10,898
12/31/95              10,649                           10,009                        11,913
 3/31/96              11,041                            9,840                        12,444
 6/30/96              11,547                            9,879                        13,584
 9/30/96              12,088                           10,201                        14,997
12/31/96              12,688                           10,418                        16,032
 3/31/97              12,785                            9,815                        16,227
 6/30/97              13,140                           10,092                        17,889
 9/30/97              13,457                           10,114                        19,130
12/31/97              13,016                            9,974                        18,734
 3/31/98              13,200                           10,015                        19,758
 6/30/98              13,078                           10,182                        18,892
 9/30/98              11,826                           11,160                        16,045
12/31/98              12,483                           11,748                        17,430
 3/31/99              12,466                           11,179                        18,382
 6/30/99              12,882                           10,678                        18,564
 9/30/99              13,119                           11,331                        18,865
12/31/99              13,854                           11,152                        21,079
 3/31/00              14,379                           11,023                        22,267
 6/30/00              14,147                           10,935                        22,275
 9/30/00              14,181                           10,441                        23,610
12/31/00              14,710                           10,858                        24,035
 3/31/01              14,322                           10,326                        24,267
 6/30/01              14,370                           10,122                        24,735
 9/30/01              14,157                           10,907                        24,015

Average Annual Total Returns of Class A Shares of the Fund at 9/30/01/1/ 1-Year -3.42% 5-Year 2.53% Since Inception 5.68%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [CHART]

             Oppenheimer International         Salomon Brothers Non-U.S.        Salomon Brothers
                Bond Fund (Class B)       Dollar World Government Bond Index    Brady Bond Index
 6/15/95              10,000                           10,000                        10,000
 6/30/95              10,045                           10,050                        10,225
 9/30/95              10,661                            9,806                        10,898
12/31/95              11,097                           10,009                        11,913
 3/31/96              11,488                            9,840                        12,444
 6/30/96              12,015                            9,879                        13,584
 9/30/96              12,531                           10,201                        14,997
12/31/96              13,130                           10,418                        16,032
 3/31/97              13,206                            9,815                        16,227
 6/30/97              13,548                           10,092                        17,889
 9/30/97              13,849                           10,114                        19,130
12/31/97              13,375                            9,974                        18,734
 3/31/98              13,537                           10,015                        19,758
 6/30/98              13,386                           10,182                        18,892
 9/30/98              12,078                           11,160                        16,045
12/31/98              12,727                           11,748                        17,430
 3/31/99              12,686                           11,179                        18,382
 6/30/99              13,086                           10,678                        18,564
 9/30/99              13,304                           11,331                        18,865
12/31/99              14,026                           11,152                        21,079
 3/31/00              14,533                           11,023                        22,267
 6/30/00              14,239                           10,935                        22,275
 9/30/00              14,253                           10,441                        23,610
12/31/00              14,788                           10,858                        24,035
 3/31/01              14,369                           10,326                        24,267
 6/30/01              14,416                           10,122                        24,735
 9/30/01              14,203                           10,907                        24,015

Average Annual Total Returns of Class B Shares of the Fund at 9/30/01/1/ 1-Year -3.87% 5-Year 2.52% Since Inception 5.73%

The performance information for the indices in the graphs begins on 5/31/95.

1. See Notes on page 12 for further details.


10 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [CHART]

             Oppenheimer International         Salomon Brothers Non-U.S.        Salomon Brothers
                Bond Fund (Class C)       Dollar World Government Bond Index    Brady Bond Index
 6/15/95              10,000                           10,000                        10,000
 6/30/95              10,045                           10,050                        10,225
 9/30/95              10,643                            9,806                        10,898
12/31/95              11,094                           10,009                        11,913
 3/31/96              11,485                            9,840                        12,444
 6/30/96              11,993                            9,879                        13,584
 9/30/96              12,531                           10,201                        14,997
12/31/96              13,130                           10,418                        16,032
 3/31/97              13,182                            9,815                        16,227
 6/30/97              13,548                           10,092                        17,889
 9/30/97              13,849                           10,114                        19,130
12/31/97              13,375                            9,974                        18,734
 3/31/98              13,537                           10,015                        19,758
 6/30/98              13,386                           10,182                        18,892
 9/30/98              12,079                           11,160                        16,045
12/31/98              12,729                           11,748                        17,430
 3/31/99              12,688                           11,179                        18,382
 6/30/99              13,088                           10,678                        18,564
 9/30/99              13,305                           11,331                        18,865
12/31/99              14,028                           11,152                        21,079
 3/31/00              14,534                           11,023                        22,267
 6/30/00              14,244                           10,935                        22,275
 9/30/00              14,255                           10,441                        23,610
12/31/00              14,790                           10,858                        24,035
 3/31/01              14,371                           10,326                        24,267
 6/30/01              14,392                           10,122                        24,735
 9/30/01              14,169                           10,907                        24,015

Average Annual Total Returns of Class C Shares of the Fund at 9/30/011 1-Year -0.09% 5-Year 2.79% Since Inception 5.69%

Past performance cannot guarantee future results. Graphs are not drawn to same scale.


11 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 6/15/95. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, performance information on Class N shares is not shown in graphic form and the cumulative total return information show on page 5 is not annualized. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


12 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                                 Financials


13 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS September 30, 2001
--------------------------------------------------------------------------------

                                                                                         Principal           Market Value
                                                                                            Amount             See Note 1
====================================================================================================================================
Mortgage-Backed Obligations--0.0%

Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation
Certificates, 11.50%, 1/1/18 (Cost $9,727)                                            $      9,678           $     10,917

====================================================================================================================================
Foreign Government Obligations--51.1%

Argentina--0.6%
Buenos Aires (Province of) Bonds, Bonos de Consolidacion de Deudas,
Series PBA1, 3.824%, 4/1/07/1/ [ARP]                                                     3,515,278              1,267,511
---------------------------------------------------------------------------------------------------------------------------
Austria--3.9%
Austria (Republic of) Bonds, 4.625%, 9/12/02 [EUR]                                       9,680,000              8,908,140
---------------------------------------------------------------------------------------------------------------------------
Belgium--2.9%
Belgium (Kingdom of) Bonds, Series 10, 8.75%, 6/25/02 [EUR]                              7,000,000              6,613,321
---------------------------------------------------------------------------------------------------------------------------
Brazil--5.0%
Brazil (Federal Republic of) Bonds:
8.875%, 4/15/24                                                                            125,000                 70,312
9.625%, 7/15/05                                                                          1,220,000              1,052,250
---------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Bonds, Series 15 yr., 5.50%, 4/15/09/1/                       470,588                345,882
---------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Capitalization Bonds, Series 20 yr.,
8%, 4/15/14                                                                              4,968,739              3,360,110
---------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Conversion Bonds:
Series 18 yr., 5.50%, 4/15/12/1/                                                         6,405,000              3,794,962
Series D, 5.687%, 4/15/12/1/                                                             1,460,000                865,050
---------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Eligible Interest Bonds, 5.438%, 4/15/06/1/                 2,272,000              1,897,120
---------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Unsec. Unsub. Bonds, 11%, 8/17/40                                 200                    131
                                                                                                            ---------------
                                                                                                               11,385,817

---------------------------------------------------------------------------------------------------------------------------
Bulgaria--1.4%
Bulgaria (Republic of) Disc. Bonds, Tranche A, 4.562%, 7/28/24/1/                          995,000                766,150
---------------------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer Bonds,
Tranche A, 4.562%, 7/28/12/1/                                                            1,085,000                868,000
---------------------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Interest Arrears Debs., Series PDI, 4.562%, 7/28/11/1/            1,871,100              1,454,780
                                                                                                            ---------------
                                                                                                                3,088,930

---------------------------------------------------------------------------------------------------------------------------
Canada--2.7%
Canada (Government of) Bonds, Series WB60, 7.25%, 6/1/07 [CAD]                           2,135,000              1,517,084
---------------------------------------------------------------------------------------------------------------------------
Canada (Government of) Nts., 0.70%, 3/20/06 [JPY]                                      253,000,000              2,158,135
---------------------------------------------------------------------------------------------------------------------------
Ontario (Province of) Unsec. Unsub. Nts., 1.875%, 1/25/10 [JPY]                        284,000,000              2,525,080
                                                                                                            ---------------
                                                                                                                6,200,299

---------------------------------------------------------------------------------------------------------------------------
Colombia--1.0%
Colombia (Republic of) Unsec. Unsub. Bonds, 8.375%, 2/15/27                                425,000                294,313
---------------------------------------------------------------------------------------------------------------------------
Colombia (Republic of) Unsec. Unsub. Nts., 11.375%, 1/31/08 [EUR]                        2,280,000              2,037,464
                                                                                                            ---------------
                                                                                                                2,331,777

---------------------------------------------------------------------------------------------------------------------------
Dominican Republic--0.6%
Dominican Republic Unsec. Unsub. Bonds, 9.50%, 9/27/06/2/                                1,415,000              1,390,237


14 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                                                         Principal           Market Value
                                                                                            Amount             See Note 1
---------------------------------------------------------------------------------------------------------------------------
Ecuador--0.9%
Ecuador (Republic of) Unsec. Bonds, 5%, 8/15/30/1/                                  $    5,285,000         $    2,140,425
---------------------------------------------------------------------------------------------------------------------------
Egypt--0.4%
Egypt (Arab Republic of) Unsec. Unsub. Bonds, 8.75%, 7/11/11                               975,000                877,500
---------------------------------------------------------------------------------------------------------------------------
Finland--1.3%
Finland (Republic of) Bonds:
5.75%, 2/23/11 [EUR]                                                                     3,030,000              2,907,878
Series RG, 9.50%, 3/15/04 [FIM]                                                             30,000                 30,875
                                                                                                            ---------------
                                                                                                                2,938,753

---------------------------------------------------------------------------------------------------------------------------
France--3.2%
France (Government of) Bonds, Obligations Assimilables du Tresor,
5.50%, 4/25/07 [EUR]                                                                       250,000                240,926
---------------------------------------------------------------------------------------------------------------------------
France (Government of) Treasury Nts.:
4.50%, 7/12/03 [EUR]                                                                     2,800,000              2,591,269
4.50%, 7/12/06 [EUR]                                                                     4,960,000              4,583,021
                                                                                                            ---------------
                                                                                                                7,415,216

---------------------------------------------------------------------------------------------------------------------------
Germany--3.2%
Germany (Republic of) Bonds, 4.50%, 3/15/02 [EUR]                                        7,935,000              7,256,394
---------------------------------------------------------------------------------------------------------------------------
Great Britain--1.5%
United Kingdom Treasury Bonds, 7.75%, 9/8/06 [GBP]                                       2,115,000              3,495,413
---------------------------------------------------------------------------------------------------------------------------
Hungary--2.0%
Hungary (Government of) Bonds:
Series 04/J, 8.50%, 10/12/04 [HUF]                                                   1,163,890,000              4,072,826
Series 05/E, 9.25%, 5/12/05 [HUF]                                                      159,380,000                575,957
                                                                                                            ---------------
                                                                                                                4,648,783

---------------------------------------------------------------------------------------------------------------------------
Italy--1.7%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali,
4.75%, 4/15/03 [EUR]                                                                     4,280,000              3,969,515
---------------------------------------------------------------------------------------------------------------------------
Ivory Coast--0.2%
Ivory Coast (Government of) Past Due Interest Bonds,
Series F, 3/29/18/3,4/ [FRF]                                                            16,919,500                352,354
---------------------------------------------------------------------------------------------------------------------------
Mexico--3.3%
United Mexican States Bonds, 5.01%, 12/31/19 [DEM]                                       6,785,000              2,630,137
---------------------------------------------------------------------------------------------------------------------------
United Mexican States Nts., 8.375%, 1/14/11                                              4,998,000              4,948,020
                                                                                                            ---------------
                                                                                                                7,578,157

---------------------------------------------------------------------------------------------------------------------------
Norway--1.7%
Norway (Government of) Bonds:
6%, 5/16/11 [NOK]                                                                       16,210,000              1,789,211
9.50%, 10/31/02 [NOK]                                                                   18,740,000              2,177,699
                                                                                                            ---------------
                                                                                                                3,966,910


15 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                         Principal           Market Value
                                                                                            Amount             See Note 1
---------------------------------------------------------------------------------------------------------------------------
Panama--0.9%
Panama (Republic of) Bonds:
9.375%, 4/1/29                                                                        $  1,310,000           $  1,339,475
9.625%, 2/8/11                                                                             140,000                139,650
10.75%, 5/15/20                                                                            145,000                148,263
---------------------------------------------------------------------------------------------------------------------------
Panama (Republic of) Interest Reduction Bonds, 4.75%, 7/17/14/1/                           572,962                482,721
                                                                                                            ---------------
                                                                                                                2,110,109

---------------------------------------------------------------------------------------------------------------------------
Peru--2.0%
Peru (Republic of) Sr. Nts., Zero Coupon, 4.53%, 2/28/16/5/                             10,882,863              4,630,658
---------------------------------------------------------------------------------------------------------------------------
Philippines--0.7%
Philippines (Republic of) Bonds, 9.50%, 10/21/24                                         1,325,000              1,306,781
---------------------------------------------------------------------------------------------------------------------------
Philippines (Republic of) Nts., 10.625%, 3/16/25                                           300,000                247,500
---------------------------------------------------------------------------------------------------------------------------
Philippines (Republic of) Unsec. Bonds, 9.875%, 1/15/19                                     90,000                 71,775
                                                                                                            ---------------
                                                                                                                1,626,056

---------------------------------------------------------------------------------------------------------------------------
Portugal--0.3%
Portugal (Republic of) Obrig Do Tes Medio Prazo Unsec. Unsub. Nts.,
5.85%, 5/20/10 [EUR]                                                                       655,000                630,265
---------------------------------------------------------------------------------------------------------------------------
Russia--3.5%
Russian Federation Unsec. Unsub. Nts.:
8.25%, 3/31/10                                                                           2,037,020              1,543,043
8.75%, 7/24/05                                                                           1,720,000              1,591,000
10%, 6/26/07                                                                               250,000                222,188
---------------------------------------------------------------------------------------------------------------------------
Russian Federation Unsub. Bonds, 8.25%, 3/31/10                                          3,805,001              2,894,084
---------------------------------------------------------------------------------------------------------------------------
Russian Federation Unsub. Nts., 5%, 3/31/30/1/                                           3,556,000              1,621,358
                                                                                                            ---------------
                                                                                                                7,871,673

---------------------------------------------------------------------------------------------------------------------------
South Africa--0.8%
South Africa (Republic of) Unsec. Nts., 9.125%, 5/19/09                                  1,550,000              1,705,000
---------------------------------------------------------------------------------------------------------------------------
The Netherlands--1.9%
Netherlands (Government of) Bonds, Series 1, 5.75%, 2/15/07 [EUR]                        4,520,000              4,392,160
---------------------------------------------------------------------------------------------------------------------------
Turkey--0.7%
Turkey (Republic of) Bonds, 11.75%, 6/15/10                                                515,000                449,338
---------------------------------------------------------------------------------------------------------------------------
Turkey (Republic of) Sr. Unsec. Unsub. Nts., 11.875%, 1/15/30                            1,065,000                865,313
---------------------------------------------------------------------------------------------------------------------------
Turkey (Republic of) Sr. Unsub. Bonds, 12.375%, 6/15/09                                    263,000                238,673
                                                                                                            ---------------
                                                                                                                1,553,324

---------------------------------------------------------------------------------------------------------------------------
Ukraine--0.4%
Ukraine (Republic of) Sr. Unsec. Nts., 11%, 3/15/07                                      1,202,800              1,008,247
---------------------------------------------------------------------------------------------------------------------------
Venezuela--2.4%
Venezuela (Republic of) Bonds, 9.25%, 9/15/27                                            1,545,000              1,036,695
---------------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Collateralized Par Bonds:
Series W-A, 6.75%, 3/31/20                                                                 905,000                694,588
Series W-B, 6.75%, 3/31/20                                                                 400,000                307,000
---------------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Debs., Series DL, 4.75%, 12/18/07/1/                             4,296,137              3,420,800
                                                                                                            ---------------
                                                                                                                5,459,083
                                                                                                            ---------------
Total Foreign Government Obligations (Cost $118,777,113)                                                      116,812,027


16 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                                                         Principal           Market Value
                                                                                            Amount             See Note 1
===========================================================================================================================
Loan Participations--1.4%

Algeria (Republic of) Reprofiled Debt Loan Participation Nts.,
Tranche 1, 0.938%, 9/4/06/1,2/ [JPY]                                                    43,804,209            $   278,534
---------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, Bank Mandiri Loan:
Series 3C, 6.375%, 6/1/03/1,2/                                                              80,000                 76,400
Series 4C, 6.50%, 6/1/04/1,2/                                                              140,000                129,500
---------------------------------------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement, Tranche A,
5.094%, 1/1/09/1,2/                                                                      3,183,928              2,746,138
                                                                                                              -------------
Total Loan Participations (Cost $3,409,943)                                                                     3,230,572

===========================================================================================================================
Corporate Bonds and Notes--35.5%

Energy--0.4%
Moran Energy, Inc., 8.75% Cv. Sub. Debs., 1/15/08                                          200,000                179,750
---------------------------------------------------------------------------------------------------------------------------
Petroleos Mexicanos, 9.50% Sr. Sub. Nts., 9/15/27                                          765,000                745,875
                                                                                                              -------------
                                                                                                                  925,625

---------------------------------------------------------------------------------------------------------------------------
Financial--34.4%
DePfa Pfandbriefbank AG (DePfa-Bank), 5.50% Sec. Unsub
Nts., 1/15/10 [EUR]                                                                     10,505,000              9,849,127
---------------------------------------------------------------------------------------------------------------------------
Development Bank of Japan (The), 1.75% Unsec. Nts., 6/21/10 [JPY]                      281,000,000              2,463,261
---------------------------------------------------------------------------------------------------------------------------
European Investment Bank, 3% Eligible Interest Nts., 9/20/06 [JPY]                     239,000,000              2,261,402
---------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.75% Sr. Unsec. Reference Nts.,
9/15/10 [EUR]                                                                           17,120,000             16,264,723
---------------------------------------------------------------------------------------------------------------------------
Fuji JGB Investment LLC:
9.87% Non-Cum. Bonds, Series A, 12/31/49                                                 1,140,000              1,032,047
9.87% Non-Cum. Bonds, Series A, 12/31/49/6/                                             13,005,000             11,773,479
---------------------------------------------------------------------------------------------------------------------------
Hanvit Bank, 12.75% Unsec. Sub. Nts., 3/1/10/1,6/                                         135,000                141,891
---------------------------------------------------------------------------------------------------------------------------
IBJ Preferred Capital Co. (The) LLC, 8.79% Non-Cum. Bonds,
Series A, 12/29/49/1/                                                                      680,000                590,745
---------------------------------------------------------------------------------------------------------------------------
Inter-American Development Bank, 1.90% Unsec. Bonds, 7/8/09 [JPY]                      200,000,000              1,804,919
---------------------------------------------------------------------------------------------------------------------------
KFW International Finance, Inc., 1.75% Bonds, 3/23/10 [JPY]                             38,000,000                337,735
---------------------------------------------------------------------------------------------------------------------------
Korea Exchange Bank:
13.75% Unsec. Sub. Bonds, 6/30/10/1/                                                     2,140,000              2,249,675
13.75% Unsec. Unsub. Bonds, 6/30/10/1,6/                                                   115,000                119,992
---------------------------------------------------------------------------------------------------------------------------
Mexican Williams Sr. Nts., 4.81%, 11/15/08/1,2/                                            500,000                495,000
---------------------------------------------------------------------------------------------------------------------------
Oesterreichische Kontrollbank AG, 1.80% Unsec. Nts., 3/22/10 [JPY]                      29,000,000                258,719
---------------------------------------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04/2,3,4/                       550,000                 11,000
---------------------------------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust:
9.125% Unsec. Unsub. Medium-Term Nts., 10/13/10                                          1,990,000              2,024,825
9.125% Unsec. Unsub. Medium-Term Nts., 10/13/10/6/                                       2,600,000              2,645,500
---------------------------------------------------------------------------------------------------------------------------
Rheinische Hypothekenbank AG, 5.75% Sec. Bonds, 7/5/10 [EUR]                            21,015,000             19,921,119
---------------------------------------------------------------------------------------------------------------------------
Tokai Preferred Capital Co. LLC, 9.98% Non-Cum. Bonds,
Series A, 12/29/49/6,7/                                                                  4,695,000              4,355,152
                                                                                                              -------------
                                                                                                               78,600,311

---------------------------------------------------------------------------------------------------------------------------
Gaming/Leisure--0.0%
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/1995/2,3,4/                  2,000                     --


17 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                         Principal           Market Value
                                                                                            Amount             See Note 1
---------------------------------------------------------------------------------------------------------------------------
Healthcare--0.7%
Pfizer, Inc., 0.80% Bonds, Series INTL, 3/18/08 [JPY]                                  199,000,000            $ 1,669,074
                                                                                                              -------------
Total Corporate Bonds and Notes (Cost $82,838,069)                                                             81,195,010
                                                                                            Shares
===========================================================================================================================
Common Stocks--0.0%
Op Tel, Inc., Non-Vtg./2,4/                                                                     45                     --
---------------------------------------------------------------------------------------------------------------------------
Price Communications Corp./4/                                                                1,105                 18,730
                                                                                                              -------------
Total Common Stocks (Cost $11)                                                                                     18,730
                                                                                             Units
===========================================================================================================================
Rights, Warrants and Certificates--1.7%
Chesapeake Energy Corp. Wts.:
Exp. 1/23/03/2,4/                                                                              206                     --
Exp. 1/23/03/2,4/                                                                              119                     --
Exp. 9/1/04/2,4/                                                                               350                     --
---------------------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/15/05                                                    495                      5
---------------------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. Wts., Exp. 1/15/07/2,4/                                       50                     --
---------------------------------------------------------------------------------------------------------------------------
Mexico Value Rts., Exp. 6/30/03/4/                                                          70,000                    459
---------------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/1/06/4,6/                                      100                    751
---------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co. Wts., Exp. 6/5/03/4/                                      502,545              3,794,768
---------------------------------------------------------------------------------------------------------------------------
Protection One, Inc. Wts., Exp. 6/30/05/2,4/                                                   640                     32
                                                                                                              -------------
Total Rights, Warrants and Certificates (Cost $4,984,465)                                                       3,796,015
                                                                                         Principal
                                                                                            Amount
===========================================================================================================================
Structured Instruments--8.0%
Deutsche Bank AG, South African Rand Linked Nts., 3.377%, 8/21/02/1/                $    2,415,000              2,414,831
---------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, South Korean Won Linked Nts., 5.60%, 5/9/02 [KRW]                  1,341,360,000              1,031,398
---------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, South Korean Won Linked Nts., 5.60%, 5/9/02 [KRW]                  5,245,500,000              4,033,647
---------------------------------------------------------------------------------------------------------------------------
ING Barings LLC, Zero Coupon Russian Equity Linked Nts., 4/19/02                             4,050                244,742
---------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney, Inc., TurkishLira Linked Nts., 16%, 3/13/01/2/,/3/,/4/               190,000                 36,090
---------------------------------------------------------------------------------------------------------------------------
Standard Chartered Bank, Philippines Peso/New Taiwan Dollar Linked Nts.,
9.28%, 1/14/02                                                                           1,245,000              1,232,550
---------------------------------------------------------------------------------------------------------------------------
Standard Chartered Bank, Philippines Peso/Thailand Baht Linked Nts.,
8.40%, 10/5/01                                                                           1,250,000              1,193,750
---------------------------------------------------------------------------------------------------------------------------
Standard Chartered Bank, South Korean Won Linked Nts.,
5.48%, 5/28/02 [KRW]                                                                 6,479,150,000              4,885,957
---------------------------------------------------------------------------------------------------------------------------
UBS AG Australian Dollar Property Index Linked Nts., 7%, 7/30/02 [AUD]                   6,300,000              3,187,660
                                                                                                              -------------
Total Structured Instruments (Cost $18,642,545)                                                                18,260,625
                                                                    Date      Strike     Contracts
===========================================================================================================================
Options Purchased--0.0%

South Africa (Republic of) Unsec. Nts.,
8.50%, 6/23/17 Put                                               8/30/06        100%       750,000                  5,169
---------------------------------------------------------------------------------------------------------------------------
South Korean Won/Japanese Yen Put/2/                            12/21/01   JPY 0.60    280,535,000                 14,027
                                                                                                              -------------
Total Options Purchased (Cost $9,781)                                                                              19,196


18 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                                                         Principal           Market Value
                                                                                            Amount             See Note 1
===========================================================================================================================
Repurchase Agreements--1.1%

Repurchase agreement with Banc One Capital Markets, Inc., 3.15%, dated
9/28/01, to be repurchased at $2,309,606 on 10/1/01, collateralized by
U.S. Treasury Bonds, 5.25%-11.25%, 8/15/08-2/15/29, with a value of
$507,878 and U.S. Treasury Nts., 5.50%-7.875%, 7/31/02-5/15/07,
with a value of $1,849,080 (Cost $2,309,000)                                            $2,309,000           $  2,309,000
---------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $230,980,654)                                               98.8%           225,652,092
---------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                1.2              2,838,215
                                                                                        -----------------------------------
Net Assets                                                                                   100.0%          $228,490,307
                                                                                        ===================================

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP     Argentine Peso                FRF     French Franc
AUD     Australian Dollar             GBP     British Pound Sterling
CAD     Canadian Dollar               HUF     Hungarian Forint
DEM     German Mark                   JPY     Japanese Yen
EUR     Euro                          KRW     South Korean Won
FIM     Finnish Markka                NOK     Norwegian Krone

1. Represents the current interest rate for a variable or increasing rate security.
2. Identifies issues considered to be illiquid - See Note 8 of Notes to Financial Statements.
3. Issuer is in default.
4. Non-income-producing security.
5. Zero coupon bond reflects the effective yield on the date of purchase.
6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.These securities have been determined to be liquid under guidelines established by the Board of Trustees.These securities amount to $19,036,765 or 8.33% of the Fund's net assets as of September 30, 2001.
7. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

A sufficient amount of liquid assets has been designated to cover outstanding written put options, as follows:

                                     Principal
                                        (000s) Expiration     Exercise     Premium   Market Value
                                Subject to Put       Date        Price    Received     See Note 1
-------------------------------------------------------------------------------------------------
Russian Federation Unsub. Nts.,
5%, 3/31/30                         $    2,595   10/10/01         0.04%   $ 98,610         $  519
                                     Contracts
                                    Subject to
                                           Put
-------------------------------------------------------------------------------------------------
South Korean Won/Japanese Yen      280,535,000   12/21/01    JPY 11.22      48,668         38,153
                                                                          -----------------------
                                                                          $147,278        $38,672
                                                                          =======================


19 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

Footnotes to Statement of Investments Continued

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographic Diversification                         Market Value      Percent
--------------------------------------------------------------------------------
United States                                      $ 47,025,681         20.8%
Germany                                              37,026,641         16.4
Korea, Republic of (South)                           12,462,559          5.5
Brazil                                               11,385,818          5.1
Austria                                               9,166,859          4.1
Mexico                                                8,819,490          3.9
Russia                                                8,116,414          3.6
France                                                7,415,216          3.3
Belgium                                               6,613,321          2.9
Canada                                                6,201,050          2.8
Venezuela                                             5,459,082          2.4
Hungary                                               4,648,784          2.1
Peru                                                  4,630,658          2.1
The Netherlands                                       4,392,160          1.9
South Africa                                          4,119,831          1.8
Supranational                                         4,066,321          1.8
Philippines                                           4,052,356          1.8
Italy                                                 3,969,515          1.8
Norway                                                3,966,910          1.8
Great Britain                                         3,495,413          1.5
Australia                                             3,187,660          1.4
Bulgaria                                              3,088,930          1.4
Finland                                               2,938,753          1.3
Morocco                                               2,746,138          1.2
Japan                                                 2,463,261          1.1
Colombia                                              2,331,776          1.0
Ecuador                                               2,140,425          0.9
Panama                                                2,110,109          0.9
Turkey                                                1,589,413          0.7
Dominican Republic                                    1,390,238          0.6
Argentina                                             1,267,511          0.6
Ukraine                                               1,008,247          0.4
Egypt                                                   877,500          0.4
Portugal                                                630,265          0.3
Ivory Coast                                             352,354          0.2
Algeria                                                 278,533          0.1
Indonesia                                               216,900          0.1
                                                   --------------------------
Total                                              $225,652,092        100.0%
                                                   ==========================
See accompanying Notes to Financial Statements.


20 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES September 30, 2001
--------------------------------------------------------------------------------

====================================================================================================
Assets

Investments, at value (cost $230,980,654)--see accompanying statement                   $225,652,092
----------------------------------------------------------------------------------------------------
Cash                                                                                          55,899
----------------------------------------------------------------------------------------------------
Cash used for collateral on futures, forwards and put options                              1,041,100
----------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                        394,414
----------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $462,490 sold on a when-issued basis)                          8,460,607
Interest, dividends and principal paydowns                                                 4,591,274
Shares of beneficial interest sold                                                           167,924
Daily variation on futures contracts                                                          42,674
Other                                                                                          1,578
                                                                                        ------------
Total assets                                                                             240,407,562

====================================================================================================
Liabilities
Unrealized depreciation on foreign currency contracts                                        351,750
----------------------------------------------------------------------------------------------------
Options written, at value (premiums received $147,278)--
see accompanying statement                                                                    38,672
----------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                     10,222,124
Shares of beneficial interest redeemed                                                       525,406
Dividends                                                                                    463,853
Distribution and service plan fees                                                           144,747
Closed foreign currency contracts                                                            104,316
Shareholder reports                                                                           22,631
Transfer and shareholder servicing agent fees                                                  2,272
Trustees' compensation                                                                            52
Other                                                                                         41,432
                                                                                        ------------
Total liabilities                                                                         11,917,255

====================================================================================================
Net Assets                                                                              $228,490,307
                                                                                        ============
====================================================================================================
Composition of Net Assets

Paid-in capital                                                                         $286,479,212
----------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                       (436,204)
----------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                                            (52,360,314)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and
translation of assets and liabilities denominated in foreign currencies                   (5,192,387)
                                                                                        ------------
Net Assets                                                                              $228,490,307
                                                                                        ============


21 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES Continued
--------------------------------------------------------------------------------

====================================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$118,733,480 and 30,060,852 shares of beneficial interest outstanding)                         $3.95
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                    $4.15
----------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $84,427,424
and 21,450,106 shares of beneficial interest outstanding)                                      $3.94
----------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,220,618
and 6,408,927 shares of beneficial interest outstanding)                                       $3.94
----------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $108,785
and 27,562 shares of beneficial interest outstanding)                                          $3.95

See accompanying Notes to Financial Statements.


22 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended September 30, 2001
--------------------------------------------------------------------------------

====================================================================================================
Investment Income
Interest                                                                                 $20,187,314
----------------------------------------------------------------------------------------------------
Dividends                                                                                         95
                                                                                         -----------
Total income                                                                              20,187,409

====================================================================================================
Expenses

Management fees                                                                            1,769,586
----------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                      275,972
Class B                                                                                      934,279
Class C                                                                                      271,136
Class N                                                                                           49
----------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                574,998
----------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                  140,677
----------------------------------------------------------------------------------------------------
Shareholder reports                                                                           87,452
----------------------------------------------------------------------------------------------------
Trustees' compensation                                                                         6,422
----------------------------------------------------------------------------------------------------
Other                                                                                        120,978
                                                                                         -----------
Total expenses                                                                             4,181,549
Less reduction to custodian expenses                                                         (18,241)
                                                                                         -----------
Net expenses                                                                               4,163,308

====================================================================================================
Net Investment Income                                                                     16,024,101

====================================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:

Investments (including premiums on options exercised)                                     (7,124,387)
Closing of futures contracts                                                                 165,057
Closing and expiration of option contracts written                                           382,724
Foreign currency transactions                                                            (11,922,665)
                                                                                         -----------
Net realized gain (loss)                                                                 (18,499,271)

----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                               (3,635,649)
Translation of assets and liabilities denominated in foreign currencies                    6,358,359
                                                                                         -----------
Net change                                                                                 2,722,710
                                                                                         -----------
Net realized and unrealized gain (loss)                                                  (15,776,561)

====================================================================================================
Net Increase in Net Assets Resulting from Operations                                    $    247,540
                                                                                        ============

See accompanying Notes to Financial Statements.


23 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


Year Ended September 30,                                                                      2001                  2000
========================================================================================================================
Operations

Net investment income (loss)                                                          $ 16,024,101          $ 25,367,320
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                               (18,499,271)          (11,294,479)
------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                     2,722,710             6,674,642
                                                                                      ----------------------------------
Net increase (decrease) in net assets resulting from operations                            247,540            20,747,483

========================================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                                         --            (5,798,494)
Class B                                                                                         --            (5,737,841)
Class C                                                                                         --            (1,454,587)
Class N                                                                                         --                    --
------------------------------------------------------------------------------------------------------------------------
Tax return of capital distribution:
Class A                                                                                 (8,487,688)           (4,694,873)
Class B                                                                                 (6,076,453)           (4,486,212)
Class C                                                                                 (1,760,643)           (1,251,966)
Class N                                                                                     (1,308)                   --

========================================================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                                 26,717,450                16,710
Class B                                                                                 (8,296,328)          (19,365,519)
Class C                                                                                   (825,212)           (1,436,387)
Class N                                                                                    110,344                    --

========================================================================================================================
Net Assets

Total increase (decrease)                                                                1,627,702           (23,461,686)
------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                    226,862,605           250,324,291
                                                                                      ----------------------------------
End of period [including undistributed (overdistributed) net investment
income of $(436,204) and $(565,330), respectively]                                    $228,490,307          $226,862,605
                                                                                      ==================================

See accompanying Notes to Financial Statements.


24 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Class A         Year Ended September 30,                2001          2000          1999          1998          1997
====================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                   $4.19         $4.23         $4.32         $5.51         $5.49
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .30/1/        .45           .58           .56           .52
                                                       -------------------------------------------------------------
Net realized and unrealized gain (loss)                 (.24)/1/      (.08)         (.14)        (1.20)          .08
--------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations           .06           .37           .44          (.64)          .60
--------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      --          (.21)         (.53)         (.53)         (.53)
Tax return of capital distribution                      (.30)         (.20)           --            --            --
Distributions from net realized gain                      --            --            --          (.02)         (.05)
                                                       -------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.30)         (.41)         (.53)         (.55)         (.58)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $3.95         $4.19         $4.23         $4.32         $5.51
                                                       =============================================================

====================================================================================================================
Total Return, at Net Asset Value/2/                     1.40%         8.93%        10.58%       (12.50)%       11.33%

====================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)            $118,733      $100,928      $102,236       $97,404      $114,847
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $117,000      $110,968      $101,948      $108,264       $89,112
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                   7.10%/1/     10.23%        13.47%        11.09%         9.24%
Expenses                                                1.38%         1.31%         1.26%         1.24%/4/      1.28%/4/
Expenses, net of reduction to
custodian and excess expenses                            N/A/5/       1.29%         1.25%          N/A/5/        N/A/5/
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  377%          288%          285%          446%          280%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                        $.32
Net realized and unrealized gain (loss)      (.26)
Net investment income ratio                  7.46%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
5. Beginning 2001, the net effect of reduction to custodian and excess expenses was less than 0.01%. Noted previous periods reflect a net effect of less than 0.02%.

See accompanying Notes to Financial Statements.


25 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------


Class B      Year Ended September 30,                        2001          2000        1999       1998         1997
========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                        $4.17        $ 4.22       $4.31      $5.50        $5.48
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .26/1/        .42         .55        .52          .48
Net realized and unrealized gain (loss)                      (.22)/1/      (.09)       (.14)     (1.20)         .07
                                                          --------------------------------------------------------------
Total income (loss) from investment operations                .04           .33         .41       (.68)         .55
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                           --           (.20)      (.50)      (.49)        (.48)
Tax return of capital distribution                           (.27)          (.18)        --         --           --
Distributions from net realized gain                           --             --         --       (.02)        (.05)
                                                          --------------------------------------------------------------
Total dividends and/or distributions to shareholders         (.27)          (.38)      (.50)      (.51)        (.53)
                                                          ==============================================================
Net asset value, end of period                              $3.94          $4.17      $4.22      $4.31        $5.50
                                                          ==============================================================

========================================================================================================================
Total Return, at Net Asset Value/2/                          0.85%          7.94%      9.79%    (13.16)%      10.52%

========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $84,427       $ 98,272   $118,632   $119,998     $122,874
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $93,455       $115,116   $122,878   $128,789     $ 87,557
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                        6.40%/1/       9.63%     12.70%     10.33%        8.57%
Expenses                                                     2.14%          2.05%      2.02%      2.00%/4/     2.04%/4/
Expenses, net of reduction to
custodian and excess expenses                                 N/A/5/        2.03%      2.01%       N/A/5/       N/A/5/
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       377%           288%       285%       446%         280%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                      $ .28
Net realized and unrealized gain (loss)     (.24)
Net investment income ratio                 6.76%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

5. Beginning 2001, the net effect of reduction to custodian and excess expenses was less than 0.01%. Noted previous periods reflect a net effect of less than 0.02%.

See accompanying Notes to Financial Statements.


26 | OPPENHEIMER INTERNATIONAL BOND FUND


Class C      Year Ended September 30,                 2001           2000          1999         1998           1997
========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $4.17          $4.22         $4.31        $5.50          $5.48
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                                  .26/1/         .41           .55          .52            .48
Net realized and unrealized gain (loss)               (.22)/1/       (.08)         (.14)       (1.20)           .07
                                                 -----------------------------------------------------------------------
Total income (loss) from investment
operations                                             .04            .33           .41         (.68)           .55
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:

Dividends from net investment income                    --           (.19)         (.50)        (.49)          (.48)
Tax return of capital distribution                    (.27)          (.19)           --           --             --
Distributions from net realized gain                    --             --            --         (.02)          (.05)
                                                 -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.27)          (.38)         (.50)        (.51)          (.53)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.94          $4.17         $4.22        $4.31          $5.50
                                                 =======================================================================

========================================================================================================================
Total Return, at Net Asset Value/2/                   0.85%          7.95%         9.80%      (13.16)%        10.52%

========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $25,221        $27,663       $29,456      $27,636        $28,684
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $27,125        $30,710       $28,918      $29,336        $19,883
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                 6.39%/1/       9.55%        12.76%       10.33%          8.62%
Expenses                                              2.14%          2.05%         2.02%        2.00%/4/       2.04%/4/
Expenses, net of reduction to
custodian and excess expenses                          N/A/5/        2.03%         2.01%         N/A/5/         N/A/5/
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                377%           288%          285%         446%           280%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                           $ .28
Net realized and unrealized gain (loss)          (.24)
Net investment income ratio                      6.75%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

5. Beginning 2001, the net effect of reduction to custodian and excess expenses was less than 0.01%. Noted previous periods reflect a net effect of less than 0.02%.

See accompanying Notes to Financial Statements.

27 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------


Class N Period Ended September 30,                                     2001/1/
================================================================================
Per Share Operating Data

Net asset value, beginning of period                             $     4.23
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                   .16/2/
Net realized and unrealized gain (loss)                                (.28)/2/
                                                                 ----------
Total income (loss) from investment operations                         (.12)
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                     --
Tax return of capital distribution                                     (.16)
Distributions from net realized gain                                     --
                                                                 ----------
Total dividends and/or distributions to shareholders                   (.16)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $     3.95
                                                                 ==========

================================================================================
Total Return, at Net Asset Value/3/                                   (2.88)%

================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                         $      109
--------------------------------------------------------------------------------
Average net assets (in thousands)                                $       34
--------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                                  6.56%
Expenses                                                               1.39%
Expenses, net of reduction to
custodian and excess expenses                                           N/A/5/
--------------------------------------------------------------------------------
Portfolio turnover rate                                                 377%

1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.

2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                            $   .17
Net realized and unrealized gain (loss)             (.29)
Net investment income ratio                         6.92%

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. The net effect of reduction to custodian and excess expenses was less than 0.01%.

See accompanying Notes to Financial Statements.

28 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1.Significant Accounting Policies
Oppenheimer International Bond Fund (the Fund) is a registered investment company organized as a Massachusetts Business Trust. The Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of September 30, 2001, the market value of these securities comprised 8% of the Fund's net assets and resulted in unrealized losses in the current period of $381,920. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.


29 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1.Significant Accounting Policies Continued
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such transactions while remaining substantially fully invested. As of September 30, 2001, the Fund had entered into outstanding net when-issued transactions of $462,490.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2001, securities with an aggregate market value of $399,444, representing 0.17% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


30 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

          Expiring
          ------------------------------
          2002/1/         $    1,592,328
          2006                 3,413,515
          2007                24,055,190
          2008                 4,438,059
          2009                 1,299,082
                          --------------
          Total           $   34,798,174
                          ==============

1. The capital loss carryover was acquired in connection with the Oppenheimer World Bond Fund merger.

As of September 30, 2001, the Fund had approximately $9,101,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010. Additionally, the Fund had approximately $9,362,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.


31 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1.Significant Accounting Policies Continued
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $17,514,910, a decrease in overdistributed net investment income of $431,117, and a decrease in accumulated net realized loss on investments of $17,083,793. As noted in the Statement of Changes in Net Assets, for federal income tax purposes, the Fund realized a return of capital of $16,326,092. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $308,105 decrease to cost of securities and a corresponding $308,105 increase in net unrealized appreciation based on securities held as of December 31, 2000. For the year ended September 30, 2001, interest income decreased by $852,028, net realized loss on investments increased by $930,908, and the change in net unrealized appreciation on investments increased by $1,782,936.
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


32 | OPPENHEIMER INTERNATIONAL BOND FUND

================================================================================
2.Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 Year Ended September 30, 2001/1/     Year Ended September 30, 2000
                                      Shares            Amount           Shares              Amount
----------------------------------------------------------------------------------------------------
Class A
Sold                              11,475,782    $   47,469,618       17,212,754     $    74,398,275
Dividends and/or
distributions reinvested           1,365,106         5,584,489        1,563,403           6,713,788
Acquisition--Note 10               9,099,764        38,855,992               --                  --
Redeemed                         (15,986,371)      (65,192,649)     (18,821,217)        (81,095,353)
                                 -------------------------------------------------------------------
Net increase (decrease)            5,954,281    $   26,717,450          (45,060)    $        16,710
                                 ===================================================================
----------------------------------------------------------------------------------------------------
Class B
Sold                               2,577,998    $   10,449,838        6,037,848     $    25,959,092
Dividends and/or
distributions reinvested             765,041         3,126,381        1,114,634           4,770,337
Acquisition--Note 10               2,119,613         9,008,355               --                  --
Redeemed                          (7,563,989)      (30,880,902)     (11,704,016)        (50,094,948)
                                 -------------------------------------------------------------------
Net increase (decrease)           (2,101,337)   $   (8,296,328)      (4,551,534)    $   (19,365,519)
                                 ===================================================================
----------------------------------------------------------------------------------------------------
Class C
Sold                               2,442,689    $   10,125,425        3,016,468     $    12,968,071
Dividends and/or
distributions reinvested             228,472           933,199          343,343           1,468,887
Acquisition--Note 10                 389,518         1,655,452               --                  --
Redeemed                          (3,283,543)      (13,539,288)      (3,708,122)        (15,873,345)
                                 -------------------------------------------------------------------
Net increase (decrease)             (222,864)   $     (825,212)        (348,311)    $    (1,436,387)
                                 ===================================================================
----------------------------------------------------------------------------------------------------
Class N
Sold                                  27,136    $      109,074               --     $            --
Dividends and/or
distributions reinvested                 426             1,270               --                  --
Acquisition--Note 10                      --                --               --                  --
Redeemed                                  --                --               --                  --
                                 -------------------------------------------------------------------
Net increase (decrease)               27,562    $      110,344               --     $            --
                                 ===================================================================

1. For the year ended September 30, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to September 30, 2001, for Class N shares.


33 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
3.Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2001, were $781,964,656 and $806,007,235, respectively.

As of September 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $231,768,765 was:

     Gross unrealized appreciation               $     3,703,196
     Gross unrealized depreciation                    (9,819,869)
                                                 ---------------
     Net unrealized appreciation                 $    (6,116,673)
                                                 ===============
     (depreciation)


================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 2001, was an annualized rate of 0.74%.
--------------------------------------------------------------------------------
Transfer Agent Fees. Oppenheimer Funds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.



                    Aggregate             Class A         Commissions         Commissions        Commissions         Commissions
                    Front-End           Front-End          on Class A          on Class B         on Class C          on Class N
                Sales Charges       Sales Charges              Shares              Shares             Shares              Shares
                   on Class A         Retained by         Advanced by         Advanced by        Advanced by         Advanced by
Year Ended             Shares         Distributor         Distributor/1/      Distributor/1/     Distributor/1/      Distributor/1/
------------------------------------------------------------------------------------------------------------------------------------
September
30, 2001             $228,525             $50,566             $61,374            $263,637            $48,250                 $28

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.


                              Class A                     Class B                      Class C                     Class N
                  Contingent Deferred         Contingent Deferred          Contingent Deferred         Contingent Deferred
                        Sales Charges               Sales Charges                Sales Charges               Sales Charges
Year Ended    Retained by Distributor     Retained by Distributor      Retained by Distributor     Retained by Distributor
------------------------------------------------------------------------------------------------------------------------------------
September
30, 2001                      $18,318                    $342,548                       $7,490                         $--


34 | OPPENHEIMER INTERNATIONAL BOND FUND

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2001, payments under the Class A plan totaled $275,972, all of which were paid by the Distributor to recipients, and included $13,503 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.


35 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4.Fees and Other Transactions with Affiliates Continued
Distribution fees paid to the Distributor for the year ended September 30, 2001, were as follows:


                                                                                 Distributor's
                                                            Distributor's            Aggregate
                                                                Aggregate         Unreimbursed
                                                             Unreimbursed        Expenses as %
                  Total Payments      Amount Retained            Expenses        of Net Assets
                      Under Plan       by Distributor          Under Plan             of Class
----------------------------------------------------------------------------------------------------
Class B Plan            $934,279             $722,806          $4,955,971                 5.87%
Class C Plan             271,136               57,533             777,404                 3.08
Class N Plan                  49                   48                  19                 0.02


================================================================================
5.Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.


36 | OPPENHEIMER INTERNATIONAL BOND FUND

As of September 30, 2001, the Fund had outstanding foreign currency contracts as follows:


                                  Expiration       Contract       Valuation as of       Unrealized       Unrealized
Contract Description                   Dates    Amount(000s)   September 30, 2001     Appreciation     Depreciation
----------------------------------------------------------------------------------------------------------------------
Contracts to Purchase
British Pound Sterling (GBP)        11/21/01       GBP1,710           $ 2,505,982         $108,793         $     --
Canadian Dollar (CAD)                11/6/01       CAD2,310             1,461,141               --           18,111
Euro (EUR)                           10/5/01       EUR2,375             2,162,576          155,701               --
Japanese Yen (JPY)                  11/20/01     JPY697,825             5,879,625               --           46,200
                                                                                        ------------------------------
                                                                                           264,494           64,311
                                                                                        ------------------------------
Contracts to Sell                    11/6/01-
Australian Dollar (AUD)             12/31/01       AUD4,615             2,271,020           73,826            6,132
Euro (EUR)                          11/21/01      EUR31,700            28,822,718           52,031          133,760
                                     10/4/01-
Japanese Yen (JPY)                  11/19/01      JPY51,731               435,026            4,063               --
Norwegian Krone (NOK)                10/5/01      NOK34,130             3,845,519               --          147,547
                                                                                        ------------------------------
                                                                                           129,920          287,439
                                                                                        ------------------------------
Total Unrealized Appreciation and Depreciation                                            $394,414         $351,750
                                                                                        ==============================

================================================================================
6. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

37 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
6. Futures Contracts Continued
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.
     As of September 30, 2001, the Fund had outstanding futures contracts as follows:

                                                                 Valuation as of         Unrealized
                                  Expiration      Number of        September 30,       Appreciation
Contract Description                   Dates      Contracts                 2001      (Depreciation)
----------------------------------------------------------------------------------------------------
Contracts to Purchase
Crude Oil                           11/19/01             60      $     1,420,800        $    58,700
Euro-Bundesobligation                12/6/01             70            6,926,329             51,637
U.S. Long Bond                      12/19/01             25            2,637,500             15,820
                                                                                      --------------
                                                                                            126,157
                                                                                      --------------
Contracts to Sell
U.S. Treasury Nts., 10 yr.          12/19/01             70            7,614,688           (164,063)
                                                                                      --------------

                                                                                        $   (37,906)
                                                                                      ==============

================================================================================
7.Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.


38 | OPPENHEIMER INTERNATIONAL BOND FUND

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Written option activity for the year ended September 30, 2001, was as follows:


                                               Call Options                    Put Options
                               --------------------------------------------------------------
                                    Number of                      Number of
                                   Principal/     Amount of       Principal/     Amount of
                                    Contracts      Premiums        Contracts      Premiums
---------------------------------------------------------------------------------------------
Options outstanding as of
September 30, 2000                     5,620     $   45,762       11,033,815    $   262,365
Options written                    6,929,160        171,872      897,494,796        446,789
Options closed or expired             (7,475)       (88,417)    (621,551,236)      (347,289)
Options exercised                 (6,927,305)      (129,217)      (6,439,780)      (214,587)
                                -------------------------------------------------------------
Options outstanding as of
September 30, 2001                        --     $       --      280,537,595    $   147,278
                                =============================================================

================================================================================
8.Illiquid Securities
As of September 30, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of September 30, 2001, was $5,176,963, which represents 2.27% of the Fund's net assets.

================================================================================
9.Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended or at September 30, 2001.


39 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
10. Acquisition of Oppenheimer World Bond Fund
On February 16, 2001, the Fund acquired all of the net assets of Oppenheimer World Bond Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer World Bond Fund shareholders on February 9, 2001. The Fund issued (at an exchange ratio of 1.663545 for Class A, 1.671579 for Class B and 1.668707 for Class C of the Fund to one share of Oppenheimer International Bond
Fund) 9,099,764; 2,119,613; and 389,518 shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $38,855,992, $9,008,355 and $1,655,452 in exchange for the net assets, resulting in combined Class A net assets of $141,638,099, Class B net assets of $103,839,460 and Class C net assets of $29,637,104 on February 16, 2001. The net assets acquired included net unrealized appreciation of $432,989 and unused capital loss carryover of $8,187,009. The exchange qualified as a tax-free reorganization for federal income tax purposes.


40 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer International Bond Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Bond Fund, including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund, as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
October 19, 2001


41 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      None of the dividends paid by the Fund during the year ended September 30, 2001, are eligible for the corporate dividend-received deduction.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


42 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
OPPENHEIMER INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------


================================================================================
Officers and Trustees    James C. Swain, Trustee, CEO and Chairman of the Board
                         John V. Murphy, Trustee and President
                         William L. Armstrong, Trustee
                         Robert G. Avis, Trustee
                         George C. Bowen, Trustee
                         Edward L. Cameron, Trustee
                         Jon S. Fossel, Trustee
                         Sam Freedman, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         F. William Marshall, Jr., Trustee
                         Ruggiero de'Rossi, Vice President
                         Arthur P. Steinmetz, Vice President
                         Robert G. Zack, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
                         498 Seventh Avenue, New York, NY 10018


(C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.


43 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------


Global Equity         Developing Markets Fund                   Global Fund
                      International Small Company Fund          Quest Global Value Fund
                      Europe Fund                               Global Growth & Income Fund
                      International Growth Fund
---------------------------------------------------------------------------------------------------
Equity                Stock                                     Stock & Bond
                      Emerging Technologies Fund                Quest Opportunity Value Fund
                      Emerging Growth Fund                      Total Return Fund
                      Enterprise Fund                           Quest Balanced Value Fund
                      Discovery Fund                            Capital Income Fund
                      Main Street(R) Small Cap Fund             Multiple Strategies Fund
                      Small Cap Value Fund                      Disciplined Allocation Fund
                      MidCap Fund                               Convertible Securities Fund
                      Main Street(R) Opportunity Fund           Specialty
                      Growth Fund                               Real Asset Fund(R)
                      Capital Appreciation Fund                 Gold & Special Minerals Fund
                      Main Street(R) Growth & Income Fund
                      Value Fund
                      Quest Capital Value Fund
                      Trinity Large Cap Growth Fund/1/
                      Trinity Core Fund
                      Trinity Value Fund
---------------------------------------------------------------------------------------------------
Income                Taxable                                   Municipal
                      International Bond Fund                   California Municipal Fund/4/
                      High Yield Fund                           New Jersey Municipal Fund/4/
                      Champion Income Fund                      New York Municipal Fund/4/
                      Strategic Income Fund                     Pennsylvania Municipal Fund/4/
                      Bond Fund                                 Municipal Bond Fund
                      Senior Floating Rate Fund                 Intermediate Municipal Fund
                      U.S. Government Trust
                      Limited-Term Government Fund
                      Capital Preservation Fund/2/
                      Rochester Division
                      Rochester National Municipals/3/
                      Rochester Fund Municipals
                      Limited Term New York Municipal Fund
---------------------------------------------------------------------------------------------------
Select Managers       Stock                                     Stock & Bond
                      Mercury Advisors Focus Growth Fund        QM Active Balanced Fund/2/
                      Gartmore Millennium Growth Fund II/5/
                      Jennison Growth Fund
                      Salomon Brothers Capital Fund
                      Mercury Advisors S&P 500(R) Index Fund/2/
---------------------------------------------------------------------------------------------------
Money Market/6/       Money Market Fund                         Cash Reserves

1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.

2. Available only through qualified retirement plans.

3. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.

4. Available to investors only in certain states.

5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.

6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency.Although these funds may seek to preserve the value of your investment at $1.00 per share,it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds,including charges, expenses and risks, ask for a prospectus from your financial advisor, call Oppenheimer Funds Distributor, Inc. at 1.800.525.7048 or visit the Oppenheimer Funds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.


44 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website--we're here to help.

Internet
24-hr access to account information and transactions/2/
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink/2/
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET  1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder reports and prospectus notifications
for your funds via email. Sign up at www.oppenheimerfunds.com
--------------------------------------------------------------------------------
Ticker Symbols Class A: OIBAX Class B: OIBBX Class C: OIBCX Class N: OIBNX

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


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